                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                          SCHMITT INDUSTRIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

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    (2) Form, Schedule or Registration Statement No.:

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    (3) Filing Party:

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    (4) Date Filed:

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


                               SCHMITT INDUSTRIES, INC.
                               2765 N.W. NICOLAI STREET
                               PORTLAND, OREGON  97210

                               ------------------------

                       NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  SEPTEMBER 26, 1997

                               ------------------------

TO THE SHAREHOLDERS:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of SCHMITT INDUSTRIES, INC., an Oregon corporation (the "Company"), will be held on Friday, September 26, 1997 at 3:00 p.m., local time, at 2765 N.W. Nicolai Street, Portland, Oregon 97210 for the following purposes:


    1. To amend the Company's Restated Articles of Incorporation to provide for the following:

         (a)  Staggered terms for directors;

         (b)  Removal of directors only for cause;

         (c)  The creation of a class of Preferred Stock;

         (d) Special requirements for amending the Company's Bylaws and Articles; and

         (e) Special voting requirements for approval of certain business combinations.

     2. (a) If Proposal 1(a) is approved, to elect a staggered Board of Directors consisting of three classes to serve initially for one, two and three-year terms, converting into three-year terms upon expiration of the original term, and until their successors are elected; or

         (b) If Proposal 1(a) is not approved, to elect seven directors to serve one-year terms and until their successors are elected.

    3. To ratify the appointment of Price Waterhouse LLP as independent auditors for the Company for the fiscal year ending May 31, 1998.

    4. To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

    Only shareholders of record at the close of business on August 28, 1997 are entitled to notice of and to vote at the Annual Meeting and any adjournments thereof.

    All shareholders are cordially invited to attend the Annual Meeting. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if he or she returned a proxy.

                        By Order of the Board of Directors

                        Wayne A. Case
                        PRESIDENT AND CHIEF EXECUTIVE OFFICER
Portland, Oregon

August 29, 1997

                                      IMPORTANT

-------------------------------------------------------------------------------
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IF A QUORUM IS NOT REACHED, THE COMPANY WILL HAVE THE ADDED EXPENSE OF REISSUING THESE PROXY MATERIALS. IF YOU ATTEND THE MEETING, AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON
-------------------------------------------------------------------------------

                               SCHMITT INDUSTRIES, INC.
                               2765 N.W. NICOLAI STREET
                               PORTLAND, OREGON  97210
                                    (503) 227-7908

                               -----------------------

                                   PROXY STATEMENT

                               -----------------------


                    INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

    The enclosed proxy is solicited on behalf of the Board of Directors of Schmitt Industries, Inc. (the "Company") for use at the Annual Meeting of Shareholders to be held Friday, September 26, 1997, at 3:00 p.m., local time, or at any postponement or adjournment thereof (the "Meeting"), for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Meeting will be held at 2765 N.W. Nicolai Street, Portland, Oregon 97210 (telephone number (503) 227-7908).

    These proxy solicitation materials are being mailed on or about August 29, 1997 to all shareholders entitled to vote at the Meeting.

RECORD DATE

    Shareholders of record of the Company's Common Stock at the close of business on August 28, 1997 are entitled to notice of, and to vote at, the Meeting. On August 28, 1997, 7,081,889 shares of the Company's Common Stock were issued and outstanding.

REVOCABILITY OF PROXIES

    Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

VOTING


    Holders of shares of Common Stock are entitled to one vote per share on all matters. One-third of the shares issued and outstanding as of August 28, 1997 must be present in person or represented by proxy at the Meeting for the transaction of business. Nominees for election of directors (Proposals 2(a) and (b)) are elected by plurality vote of all votes cast at the Meeting. Approval of the amendments to the Restated Articles of Incorporation (Proposals 1(a)-(e)) and ratification of Price Waterhouse LLP as the independent public accountants (Proposal 3) require the affirmative vote of a majority of the shares present at the Meeting in person or by proxy and entitled to vote. Abstentions and broker non-votes are counted for purposes of determining whether a quorum exists at the Meeting. Abstentions and broker non-votes are not counted and have no effect on the determination of whether a plurality exists with respect to a given nominee but do have the effect of a "no" vote in determining whether other proposals, including Proposals 1(a)-(e) and 3, are approved.


SOLICITATION

    The cost of soliciting proxies will be borne by the Company. In addition to use of the mails, proxies may be solicited personally or by telephone by directors, officers and employees of the Company, who will not be specially compensated for such activities. Such solicitations may be made personally, or by mail, facsimile, telephone, telegraph or messenger. The Company will also request persons, firms and companies holding shares in their names or in the name of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners. The Company will reimburse such persons for their reasonable expenses incurred in that connection.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS FOR 1998 ANNUAL MEETING

    Proposals of shareholders that are intended to be presented by such shareholders at the Company's 1998 Annual Meeting must be received by the Company no later than May 23, 1998 in order that such proposals may be included in the proxy statement and form of proxy relating to that meeting.



                                  PROPOSALS 1(a)-(e)

                   AMENDMENTS TO RESTATED ARTICLES OF INCORPORATION



    The Board of Directors of the Company has adopted resolutions proposing amendments (the "Proposed Amendments") to the Company's existing Restated Articles of Incorporation ("Current Articles"), which amendments would have the effect of reducing the likelihood that the Company would be subject to a change of control or delaying such a change of control. The Proposed Amendments are in response to any change of control activity of which management of the Company is aware. The Proposed Amendments are attached hereto as Exhibit A; the Current Articles are attached hereto as Exhibit B .




                                    PROPOSAL 1(a)

                    AMENDMENT TO RESTATED ARTICLES TO PROVIDE FOR
                             STAGGERED TERM FOR DIRECTORS



    The Board of Directors of the Company has adopted a resolution proposing an amendment to the Current Articles that would provide for staggered terms for the directors, effective immediately and affecting the Board of Directors elected at the Meeting. Under the proposed amendment, the Board of Directors shall be divided into three classes if the number of directors is four or more, with the classes to be as equal in number as may be possible. Any director or directors in excess of the number divisible by three shall be first assigned to Class 1, and any additional director shall be assigned to Class 2, as the case may be. (For example, if there are five directors, the fourth director shall be in Class
1 and the fifth director in Class 2.)  If the   proposed amendment is approved
by the shareholders, the Board of Directors shall be divided into three classes with each Class 1 director elected to serve until the next ensuing annual meeting of shareholders, each Class 2 director elected to serve until the second ensuing annual meeting of shareholders, and each Class 3 director elected to serve until the third ensuing annual meeting of shareholders. At each annual meeting of shareholders following the Meeting, the number of directors equal to the number of directors in a class whose term expires at the time of such meeting shall be elected to serve until the third ensuing annual meeting of shareholders.



    The proposed amendment also provides that notwithstanding the foregoing, directors shall serve until their successors are elected and qualified or until their earlier death, resignation or removal from office, or until there is a decrease in the number of directors; provided, however, that no decrease in the number of directors shall have the effect of shortening the term of any incumbent director.


    The Current Articles provide that the directors shall be elected annually at each annual meeting of shareholders. Notwithstanding the foregoing, the directors shall serve until their successors are elected and qualified or until their earlier death, resignation or removal from office or until there is a decrease in the number of directors.


    The Board of Directors believes that a staggered Board will provide additional continuity to its management by having directors serve for a longer period of time, without standing for reelection each year. Also, a staggered Board will help to assure the continuity and stability of the Company's management and policies in the future since a majority of the Board at any given time will have prior experience as Board members.



    A staggered Board is also designed to reduce the vulnerability of the Company to an unsolicited takeover proposal. The Company believes that if a potential acquiror were to purchase a significant amount of controlling interest in the Company, such potential acquiror's ability to remove the Company's directors and obtain control of the Board and thereby remove the Company's management would severely curtail the Company's ability to negotiate effectively with the potential acquiror. A staggered Board would reduce the likelihood of a total change in control, thereby allowing the Board the ability to take the time and gather the information necessary to evaluate a proposal and to study alternative proposals and to help ensure that the best price is obtained in any transaction.



    Conversely, a staggered Board would make it more difficult to change control of the Company by removing and replacing all or a majority of the Board. Since not all directors would stand for election at a single shareholders' meeting, as is the case now, shareholders desiring to change control would have to vote at multiple meetings in order to do so, requiring at least two annual meetings to remove and replace a majority of the directors of the Company, and three annual meetings to remove and replace the entire Board. Likewise, a staggered Board may discourage a potential acquiror from making a tender offer (including an offer at a substantial premium over the then-prevailing market value of the Common Stock), even though such an attempt might be beneficial to the Company and its shareholders. By reducing the attractiveness of accumulating large blocks of Common Stock and subsequently changing control of the Company, adoption of the amendment could tend to reduce any temporary fluctuation in the market price of the Common Stock that is caused by such accumulations. Accordingly, shareholders could be deprived of certain opportunities to sell their stock at a temporarily higher market price.



    See "ADVANTAGES AND DISADVANTAGES OF PROPOSED AMENDMENTS," below, for further discussion of factors that should be considered by shareholders in making their voting decision.



    The Board of Directors unanimously recommends a vote for this proposal.



                                    PROPOSAL 1(b)

                            AMENDMENT TO RESTATED ARTICLES
                  TO PROVIDE FOR REMOVAL OF DIRECTORS ONLY FOR CAUSE



    The Board of Directors of the Company has adopted a resolution proposing an amendment to the Current Articles that would give the shareholders the right to remove a director only for cause. The amendment provides that directors may be removed only for cause, in the manner provided in the Company's Bylaws, by the affirmative vote of the holders of not less than two-thirds of the shares entitled to elect the director or directors whose removal is being sought. "Cause" is not defined by the Company's Proposed Articles or the Company's Bylaws or by federal or state statute. Although "cause" has not been defined under Oregon case law, other jurisdictions have defined "cause" to include a director's acceptance of employment with a direct competitor, improper engagement in a competitor's business to the prejudice of the Company, or general breach of trust.





    The Current Articles provide that directors may be removed at any time with or without cause, in the manner provided in the Company's Bylaws, by an affirmative vote of the holders of a majority of the shares entitled to vote at a shareholders meeting at which a quorum is present.


    Under the proposed amendment and the Current Articles, in the event of a vacancy on the Board of Directors, including vacancies caused by an increase in the number of directors, the vacancy shall be filled by a majority vote of the remaining directors only, unless there are no directors remaining, in which case the vacancies shall be filled by the shareholders, and except as set forth in the Bylaws.

    The proposed amendment may make it more difficult for holders of a majority of shares of Common Stock to remove directors, and consequently more difficult to acquire control of the Company without the approval of the Board and the Company's management. The proposed amendment would make it impossible for someone who acquires voting control of the Company immediately to remove the incumbent directors who may oppose such person and to replace them with more friendly directors, and would instead require such a person to demonstrate cause for removal of an incumbent director or replace incumbent directors as their terms expire over a period of up to three years, as would be the case if Proposal 1(a) were approved.



    The proposed amendment would also make it more difficult to remove a director in circumstances not involving a takeover attempt and where ultimate change in the incumbent Board might be desired by a supermajority of shareholders without a showing of cause.



    See "ADVANTAGES AND DISADVANTAGES OF PROPOSED AMENDMENTS," below, for further discussion of factors that should be considered by shareholders in making their voting decision.



    The Board of Directors unanimously recommends a vote for this proposal.



                                    PROPOSAL 1(c)

                    AMENDMENT TO RESTATED ARTICLES TO PROVIDE FOR
                         CREATION OF CLASS OF PREFERRED STOCK



    The Board of Directors of the Company has adopted a resolution proposing an amendment to the Current Articles that would give the Board of Directors the authority, without further action by the shareholders, to issue up to 2,000,000 shares of Preferred Stock in one or more series and to fix the number of shares constituting any such series and the preferences, limitations and relative rights, including dividend rights, dividend rate, voting rights, terms of redemption, redemption price or prices, conversion rights and liquidation preferences of the shares constituting any series. The Current Articles do not authorize the issuance of Preferred Stock.



    The issuance of Preferred Stock could adversely affect the voting power and other rights of the holders of Common Stock. Preferred Stock may be issued quickly with terms calculated to delay or prevent a change in control of the Company or make removal of management more difficult. As a result, the Board's ability to issue Preferred Stock may discourage the potential hostility of an acquiror, possibly resulting in beneficial negotiations. Negotiating with an unfriendly acquiror may result in, among other things, terms more favorable to the Company and its shareholders.



    Conversely, the issuance of Preferred Stock may adversely affect the market price of, and the voting and other rights of the holders of, the Common Stock.



    See "ADVANTAGES AND DISADVANTAGES OF PROPOSED AMENDMENTS," below, for further discussion of factors that should be considered by shareholders in making their voting decision.



    The Board of Directors unanimously recommends a vote for this proposal.

                                    PROPOSAL 1(d)

         AMENDMENT TO RESTATED ARTICLES TO PROVIDE FOR SPECIAL REQUIREMENTS
                           FOR AMENDING BYLAWS AND ARTICLES



     The Board of Directors of the Company has adopted a resolution proposing an amendment to the Current Articles that would require the vote of a majority of "Continuing Directors" (defined as a director who was a member of the Company's Board on September 26, 1997 or a director who is elected to the Board after September 26, 1997, after a nomination from a majority of the existing Continuing Directors) to amend or repeal a Bylaw, unless the shareholders expressly have provided that a Bylaw may not be amended or repealed by the Board. Alternatively, a supermajority of two-thirds of the shareholders may vote to amend or repeal the Bylaws.



    The proposed amendment requires a supermajority vote of two-thirds of each voting group of the shareholders to either amend or repeal provisions contained in the Articles unless the desired amendment or repealed provision was previously approved by a majority of Continuing Directors, in which case only a majority vote of each voting group of shareholders is necessary.


    The Current Articles provide that the Board of Directors has the power to amend or repeal the Company's Bylaws, provided that the shareholders have not expressly provided otherwise. Additionally, the Current Articles provide that a majority of the shareholders may amend or repeal the Bylaws of the Company. Currently, the Articles of the Company may be only amended or repealed with the approval of a simple majority of the shareholders.





    The Board of Directors
believes that the proposed amendment's special requirements for amending the Company's Bylaws and Articles would further protect the Company from unsolicited change of control attempts and are necessary to fulfill the intent of the proposed amendments contained in Proposals 1(a), (b), (c) and (e). For example, a supermajority requirement for amending the provisions contained in Proposal 1(a) would prevent a shareholder, or a group of shareholders with a majority of the Company's Common Stock from avoiding the requirement of a staggered Board by simply amending the Company's Restated Articles to delete the provisions. The supermajority requirement thereby assists management in retaining their positions.



See "ADVANTAGES AND DISADVANTAGES OF PROPOSED AMENDMENTS," below, for further discussion of factors that should be considered by shareholders in making their voting decision.


    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THIS PROPOSAL.



                                    PROPOSAL  1(e)

            AMENDMENT TO RESTATED ARTICLES TO PROVIDE FOR SPECIAL VOTING
              REQUIREMENTS FOR APPROVAL OF CERTAIN BUSINESS COMBINATIONS



    The Board of Directors of the Company has adopted a resolution proposing an amendment to the Current Articles that would require a supermajority vote of two-thirds in each voting group for the adoption or authorization of a "Business Combination." A "Business Combination" includes: a merger, share exchange, or consolidation of the Company or any of its subsidiaries; disposition, including sale, lease, exchange or mortgage of the Company's (or its subsidiaries) assets in other than the Company's ordinary course of business; or any agreement or contract providing for any of the foregoing transactions. Under the Proposed Articles, if a Business Combination is first approved by a majority of Continuing Directors, then a majority, rather than a supermajority vote, would be required of each voting group of the shareholders to achieve passage or denial of the Business Combination. Neither the Current Articles nor Bylaws address approval of Business Combinations.



    The requirement for a vote of a supermajority, or in the alternative, a simple majority after approval by a majority of Continuing Directors, protects the Company against unwanted, hostile acquirors until such time as the Board has the opportunity to consider whether Business Combination at hand is in the best interest of the Company and the shareholders. However, the amendment could discourage potential acquisition proposals, thereby diminishing the opportunities for a shareholder to participate in tender offers, including tender offers that are at prices above the then-current market value of the Common Stock.

    See "ADVANTAGES AND DISADVANTAGES OF PROPOSED AMENDMENTS," below, for further discussion of factors that should be considered by shareholders in making their voting decision.



    The Board of Directors unanimously recommends a vote for this proposal.



                 ADVANTAGES AND DISADVANTAGES OF PROPOSED AMENDMENTS



    The Proposed Amendments set forth in Proposals 1(a)-(e) have both advantages and disadvantages to shareholders. The Proposed Amendments do not prevent a purchase of all or a majority of the equity securities of the Company, whether pursuant to open-market purchases, negotiated purchases from large shareholders or an unsolicited bid for all or part of the securities of the Company. Rather, the Board believes that the Proposed Amendments would discourage disruptive tactics and encourage persons who may seek to acquire control of the Company to initiate such an acquisition through negotiations with the Board. The Board believes that it will therefore be in a better position to protect the interests of all the shareholders. Furthermore, the shareholders will have a more meaningful opportunity to evaluate any such action. Although the Proposed Amendments are intended to encourage persons seeking to acquire control of the Company to initiate such an acquisition through arm's length negotiations with the Board, the overall effect of the Proposed Amendments may be to discourage a third party from making a tender offer for a portion or all of the Company's Common Stock, or otherwise attempting to obtain a substantial position in the equity securities of the Company, by preventing such third party from immediately removing and replacing the incumbent directors.



    To the extent any potential acquirors are deterred by the Proposed Amendments, the Proposed Amendments may have the effect of preserving the incumbent management in office. The Proposed Amendments may also serve to benefit incumbent management by making it more difficult to remove management even when the only reason for the proposed change of control of the shareholder action may be the unsatisfactory performance of the present directors. In addition, since the Proposed Amendments are in part designed to discourage accumulations of large blocks of the Company's voting shares by purchasers whose objective is to have such voting shares repurchased by the Company at a premium, their adoption could tend to reduce the temporary fluctuations in the market price of such voting shares that are caused by such accumulations. Accordingly, shareholders could be deprived of certain opportunities to sell their shares at a temporarily higher market price.



    Takeovers or changes in the Board of Directors that are effected without prior consultation and negotiation with the Company would not necessarily be detrimental to the Company and its shareholders. However, the Board feels that the benefits of seeking to protect the ability of the Company to negotiate effectively, through directors who have previously been elected by the shareholders as a whole and are familiar with the Company, outweigh any disadvantage of discouraging such unsolicited proposals.



    The Proposed Amendments are not in response to any specific efforts of which the Company is aware to accumulate shares of Common Stock or obtain control of the Company. The Board is recommending the adoption of the Proposed Amendments in order to further continuity and stability in the leadership and policies of the Company and to discourage certain types of tactics that could involve actual or threatened changes of control that are not in the best interests of the shareholders. Because of the time associated with obtaining shareholder approval, the Company believes it is inadvisable to defer consideration of the Proposed Amendments until a takeover threat is pending. Once a specific threat exists, the time required to adopt the Proposed Amendments may render their adoption impractical prior to the completion of the takeover. Further, the absence of a specific threat permits shareholders to consider the merits of the Proposed Amendments outside the pressured atmosphere of a takeover threat. For these reasons, the Company believes it is prudent to consider the Proposed Amendments at this time.



    In addition to the Proposed Amendments, Oregon law provides certain protections that could have the effect of curtailing or delaying an unsolicited change of control effort.



    The Company is subject to the Oregon Control Share Act (the "Control Share Act"). The Control Share Act generally provides that a person ("Acquiring Person") who acquires voting stock of an Oregon corporation in a transaction that results in the Acquiring Person holding more than 20%, 33 1/3%, or 50% of the total voting power of the corporation (a "Control Share Acquisition") cannot vote the shares it acquires in the Control Share Acquisition ("control shares") unless voting rights are accorded to the control shares by (i) a majority of each voting group entitled to vote and (ii) the holders of a majority of the outstanding voting shares, excluding the control shares held by the Acquiring Person and shares held by the Company's offices and inside directors. The term "Acquiring Person" is broadly defined to include persons acting as a group.



    The Acquiring Person may, but is not required to, submit to the Company a statement setting forth certain information about the Acquiring Person and its plans with respect to the Company. The statement may also request that the Company call a special meeting of shareholders to determine whether voting rights will be accorded to the control shares. If the Acquiring Person does not request a special meeting of shareholders, the issue of voting rights of control shares will be considered at the next annual meeting or special meeting of shareholders. If the Acquiring Person's control shares are accorded voting rights and represent a majority or more of all voting power, shareholders who do not vote in favor of voting rights for the control shares will have the right to receive the appraised "fair value" of their shares which may not be less than the highest price paid per share by the Acquiring Person for the control shares.



    Likewise, the Company is subject to certain provisions of the Oregon Business Corporation Act that govern business combinations between corporations and interested shareholders (the "Business Combination Act"). The Business Combination Act generally provides that if a person or entity acquires 15% or more of the voting stock of an Oregon corporation (an "Interested Shareholder"), the corporation and the Interested Shareholder, or any affiliated entity of the Interested Shareholder, may not engage in certain business combination transactions for three years following the date the person became an Interested Shareholder. Business combination transactions for this purpose include (a) a merger or plan of share exchange, (b) any sales, lease, mortgage or other disposition of 10% or more of the assets of the corporation and (c) certain transactions that result in the issuance of capital stock of the corporation to the Interested Shareholder. These restrictions do not apply if (i) the Interested Shareholder, as a result of the transaction in which such person became an Interested Shareholder, owns at least 85% of the outstanding voting stock of the corporation (disregarding shares owned by directors who are also officers and certain employee benefit plans), (ii) the board of directors approves the share acquisition or business combination before the Interested Shareholder acquires 15% or more of the corporation's outstanding voting stock of the corporation (disregarding shares owned by the Interested Shareholder) approve the transaction after the Interested Shareholder acquires 15% or more of the corporation's voting stock.

    While the Control Share Act and the Business Combination Act afford the Company certain protections against unsolicited changes of control, the Board of Directors feels it is in the best interests of the Company and its shareholders to have the additional anti-takeover protection provided by the Proposed Amendments.



    Other than as disclosed herein, the Board does not currently contemplate recommending the adoption of any further amendments to the Restated Articles or any other action designed to affect the ability of third parties to take over or change control of the Company.




                                  PROPOSALS 2(a)-(b)


                                ELECTION OF DIRECTORS

    The Company's Restated Bylaws provide that the Company shall not have less than two nor more than nine directors, with the exact number set by the Board of Directors. The size of the Board of Directors is currently set at seven directors. The Company's Restated Articles of Incorporation currently provide that directors serve one-year terms until the next Annual Meeting of Shareholders and until their successors are elected and qualified.


    (a) IF PROPOSAL 1(a) APPROVED. If Proposal 1(a) is approved by the shareholders at the Meeting, the directors of the Company would be divided into three classes. Following the Meeting, one class of directors would be elected each year, and the members of such class would hold office for a three-year term and until their successors are duly elected and qualified, or until their death, resignation or removal from office. At the Meeting, three Class 1 directors would be elected, each to serve a one-year term until the 1998 Annual Meeting and until their successors are elected and qualified. At the 1998 Annual Meeting, Class 1 directors would be elected, each for a three-year term. The nominees for Class 1 directors are David L. Dotlich, David M. Hudson and Dennis
T. Pixton. At the Meeting, two Class 2 directors would be elected, each to serve a two-year term until the 1999 Annual Meeting and until their successors are elected and qualified. At the 1999 Annual Meeting, two Class 2 directors will be elected for a three-year term. The nominees for Class 2 directors are Trevor Nelson and John A. Rupp. At the Meeting, two Class 3 directors will be elected for a three-year term until the 2000 Annual Meeting and until their successors are elected and qualified. At the 2000 Annual Meeting, Class 3 directors would be elected for a three-year term. The nominees for Class 3 directors are Maynard E. Brown and Wayne A. Case. All of the nominees for the three classes are currently members of the Board of Directors of the Company.




    (b) IF PROPOSAL 1(a) NOT APPROVED. If Proposal 1(a) is not approved by the shareholders at the Meeting, seven directors will be elected at the Meeting, each to serve for a one-year term until the 1998 Annual Meeting and until their successors are elected and qualified. The nominees are Maynard E. Brown, Wayne
A. Case, David L. Dotlich, David M. Hudson, Trevor Nelson, Dennis T. Pixton and John A. Rupp, all of whom are currently members of the Board of Directors of the Company.



    The persons named on the enclosed proxy (the proxy holders) will vote for election of the Nominees either (A) for staggered terms if Proposal 1(a) is approved by the shareholders at the Meeting or (B) for one-year terms if Proposal 1(a) is not approved, unless you have withheld authority for them to do so on your proxy card. In the unanticipated event that a Nominee is unable or declines for good cause to serve as a director at the time of the Meeting, the proxies will be voted for any nominee named by the current Board of Directors to fill the vacancy. As of the date of this Proxy Statement, the Board of Directors is not aware of any Nominee who is unable and/or will decline to serve as a director. There is no cumulative voting for election of directors.


    Shareholders are asked to vote for the election of directors both if Proposal 1(a) is approved by the shareholders at the Meeting (indicated on the attached Proxy as "2(a)") and if Proposal 1(a) is not approved (indicated on the attached Proxy as "2(b)").



    The Board of Directors unanimously recommends a vote for the election of its nominees as directors, either (a) for staggered terms if Proposal 1(a) is approved by the shareholders at the Meeting or (b) for one-year terms if Proposal 1(a) is not approved.


    The Company's directors and executive officers are as follows:




         Name             Age                Position(1)
----------------------   -----      --------------------------------
Wayne A. Case(2)(3)      57        Chairman/President/CEO, Director (Class 3)
David W. Case            34        Vice President of Operations
 Annie Windsor           54        Chief Financial Officer
Linda M. Case            52        Secretary
 Maynard E. Brown(3)     47        Director (Class 3)
David L. Dotlich         50        Director (Class 1)
David M. Hudson          45        Director (Class 1)
Trevor Nelson(2)(3)(4)   35        Director (Class 2)
Dennis T. Pixton(2)      50        Director (Class 1)
John A. Rupp(4)          57        Director (Class 2)
----------------------

(1) Classes indicated for the directors are those that would be in effect if Proposal 1 is approved by the shareholders at the Meeting.
(2) Member of the Audit Committee.
(3) Member of the Compensation Committee.
(4) Member of the Option Committee.

    WAYNE A. CASE has been Chairman of the Board, President and Chief Executive Officer of the Company since 1986. Mr. Case holds a Bachelor of Science degree in Business and Economics from Linfield College and a Master of Business Administration degree from the University of Portland. In addition to overseeing the day-to-day operations of the Company, he is responsible for international marketing operations. Mr. Case is married to Linda M. Case and is the father of David W. Case.

    DAVID W. CASE has been Vice President of Operations of the Company since 1993 and before then was Production Manager. Mr. Case holds a Bachelor of Arts degree in Engineering and Business Administration from the University of Oregon. He has been responsible for many of the design features of the SBS Dynamic Balance System. His duties include manufacturing, engineering and quality assurance. Mr. Case is the son of Wayne A. Case.

    ANNIE WINDSOR has been Chief Financial Officer of the Company since 1993 and before then acted as Accounting Manager. Ms. Windsor holds a Bachelor of Arts degree in psychology from Coe College in Cedar Rapids, Iowa, and a Master of Arts degree from Southern Illinois University. Her duties include being Chief Financial Officer and creating and maintaining a computerized inventory management and accounting system covering all aspects of the Company's business.

    LINDA M. CASE has been Secretary of the Company since 1994 and before then was Office Manager. Her duties include investor relations, office management, purchasing and inventory management. Ms. Case holds a B.A. degree in sociology and psychology from Linfield College in McMinnville, Oregon. Ms. Case is married to Wayne A. Case.

    MAYNARD E. BROWN, a director since 1992, resides in British Columbia, Canada. Since November 1993, Mr. Brown has been the senior partner of Brown McCue of Vancouver, British Columbia, which firm specializes in advising publicly held corporations in securities and related matters. Brown McCue acts as the Company's Canadian counsel. Prior to November 1993, he was a sole practitioner in Vancouver. Mr. Brown has a Bachelor of Law degree from Dalhousie University in Halifax, Canada.

    DAVID L. DOTLICH, a director since August 1996, is a member of the faculty of the University of Michigan Business School, where he also serves as Executive Director of the Michigan Human Resource Partnership, and on the graduate faculty of the University of Minnesota. He is a consultant to top management of large corporations, including four Fortune 500 companies, specializing in corporate transformation and senior leadership development. Until 1992, he was Executive Vice President of Groupe Bull, a computer manufacturer headquartered in Paris. Mr. Dotlich received a B.A. degree from the University of Illinois, an M.A. degree from the University of Witwaterstand in Johannesburg, South Africa, and a Ph.D. in organizational psychology and management from the University of Minnesota.

    DAVID M. HUDSON, a director since August 1996, is founder and President of Coldstream Holdings, Inc. and Coldstream Capital Management, Inc., a privately held registered investment advisory firm which provides advisory services to individuals, institutions, trusts and endowments and advises clients on a variety of corporate finance matters. Mr. Hudson holds a B.S. degree in mathematics from the University of Oregon where he also pursued post-graduate studies in economics.

    TREVOR NELSON, a director since 1989, resides in British Columbia, Canada. Since 1988, Mr. Nelson has been a financial planner for the Stewart Thomas Group in Vancouver, British Columbia. He holds a Bachelor of Commerce degree with an emphasis on accounting management and information systems and is a Chartered Accountant.

    DENNIS T. PIXTON, a director since January 1997, has been President of Michaels of Oregon Co., Inc. since December, 1996. Prior to that he was managing partner of the Portland, Oregon office of Moss Adams LLP. Mr. Pixton holds a B.A. degree in business from the University of Washington and is a Certified Public Accountant.

    JOHN A. RUPP, a director since August 1996, is Vice President of Beauty Management, Inc., which owns and manages beauty salons, and manages his personal investments. Mr. Rupp holds a B.A. in economics from Harvard University.

BOARD MEETINGS, NOMINATIONS BY SHAREHOLDERS AND COMMITTEES

    The Board of Directors of the Company held three meetings during the fiscal year ended May 31, 1997.

    The Board of Directors acts as a nominating committee for selecting nominees for election as directors. The Company's Restated Bylaws also permit shareholders to make nominations for the election of directors, if such nominations are made pursuant to timely notice in writing to the Company's Secretary. To be timely, notice must be delivered to, or mailed to and received at, the principal executive offices of the Company not less than 60 days nor more than 90 days prior to the date of the meeting, provided that at least 60 days' notice or prior public disclosure of the date of the meeting is given or made to shareholders. If less than 60 days' notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be received by the Company not later than the close of business on the tenth day following the date on which such notice of the meeting was mailed or such public disclosure was made. Public disclosure of the date of the Meeting was made by the issuance of a press release on August _____, 1997. A shareholder's notice of nomination must also set forth certain information specified in Section 2.3.2 of the Company's Restated Bylaws concerning each person the shareholder proposes to nominate for election and the nominating shareholder.

    The Company's Board of Directors currently has an Audit Committee, a Compensation Committee, and an Option Committee. The Audit Committee recommends engagement of the Company's independent certified public accountants, reviews the scope of the audit, considers comments made by the independent certified public accountants with respect to accounting procedures and internal controls and the consideration given thereto by management, and reviews internal accounting procedures and controls with the Company's financial and accounting staff; the Audit Committee, which currently consists of Wayne A. Case, Trevor Nelson and Dennis T. Pixton, held one meeting in Fiscal 1997. The Compensation Committee reviews executive compensation and establishes executive compensation levels; the Compensation Committee, which currently consists of Messrs. Brown, Case and Nelson, met once in Fiscal 1997. The Option Committee administers the Company's Stock Option Plan and currently consists of Messrs. Nelson and Rupp; during Fiscal 1997, the Option Committee held four meetings.

    During Fiscal 1997, no director attended fewer than 75% of the aggregate of
(i) the total number of meetings of the Board of Directors and (ii) the total number of meetings of all committees of the Board of Directors on which such director served (during the period he served).

DIRECTOR COMPENSATION

    The Company has no formal plan for compensating its directors for their service in their capacity as directors. Directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of the Board of Directors. The Board of Directors may award special remuneration to any director undertaking any special services on behalf of the Company other than services ordinarily required of a director. During Fiscal 1997, no director received any compensation for his services as a director, including committee participation and/or special assignments.

                                EXECUTIVE COMPENSATION

    The following table sets forth, for each of the three years in the period ended May 31, 1997, amounts of cash and certain other compensation paid by the Company to Wayne A. Case, President and Chief Executive Officer (the "Named Executive"). No other executive officer was paid salary and bonus in excess of $100,000 in Fiscal 1997.

                              SUMMARY COMPENSATION TABLE


                                Annual Compensation
                   ------------------------------------------
                                                 Other Annual     All Other
   Name/Title      Year      Salary     Bonus    Compensation    Compensation
----------------   ----      ------     -----    ------------    ------------
Wayne A. Case(1)
President/CEO     1997     $138,652   $80,000       --          $9,363
                  1996      125,360        --       --           7,146
                  1995       69,837        --       --           6,981

--------------------

(1) During each period, "All Other Compensation" included an allocation for automobile use benefits and SEP/IRA and group insurance benefits, which are standardized and equal for all salaried officers.




                         AGGREGATED OPTION EXERCISES IN LAST
                    FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

    The following table provides information with respect to the Named Executive concerning the unexercised options he held as of May 31, 1997. No options were granted to or exercised by the Named Executive in Fiscal 1997.


                        Number of Shares
                     Underlying Unexercised    Value of Unexercised In-the-Money
                      Options at FY-End              Options at FY-End(1)
    Name           Exercisable   Unexercisable   Exercisable   Unexercisable
-------------      -----------   -------------  ------------   -------------
Wayne A. Case      293,250           --          $ 2,016,094         --

-------------
(1) Amount reflected is based upon the market value of the Common Stock as of May 31, 1997 ($8.875) minus the exercise price ($2.00), multiplied by the number of shares underlying the options.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION (*)

EXECUTIVE COMPENSATION PHILOSOPHY

    The Compensation Committee of the Board of Directors, which is composed of Maynard E. Brown, Wayne A. Case and Trevor Nelson, was established in August 1996 and met then for the first time. Prior to August 1996, the full Board of Directors performed the functions of the Compensation Committee. The Compensation Committee is responsible for setting and administering the policies and programs that govern compensation for the executive officers of the Company. The Board of Directors' Option Committee ("Option Committee"), composed of Trevor Nelson and John A. Rupp, administers the Company's Stock Option Plan (the "Option Plan"). The goal of the Company's executive compensation policy is to ensure that an appropriate relationship exists between compensation and corporate performance, while at the same time attracting, motivating and retaining executive officers and other key employees.


    The key components of the Company's compensation program are base salary, bonuses and potential long-term compensation through stock options. These components are administered with the goal of providing total compensation that is competitive in the marketplace, rewards successful financial performance and aligns executive officers' interests with those of shareholders. The Compensation Committee reviews executive compensation on an annual basis, or more often if necessary, and determines, subject to the Board's approval, base salary for executive officers. The Option Committee makes all decisions with respect to stock option grants.


EQUITY PARTICIPATION

    The Company uses stock options granted under its Option Plan both to reward past performance and to motivate future performance, especially long-term performance. The Compensation Committee believes that through the use of stock options, executive interests are directly tied to enhancing shareholder value.

STOCK OPTIONS

    As of July 15, 1997, a total of 768,000 shares of Common Stock were subject to outstanding options granted to employees. Wayne A. Case had options to purchase 293,250 shares at an exercise price of CDN $2.67 per share, expiring on February 4, 1999. David W. Case had options to purchase 192,500 shares at an exercise price of CDN $1.96 per share, expiring on January 7, 1999. In addition, as of July 15, 1997, options granted under the Option Plan to purchase a total of 282,250 shares of Common Stock with exercise prices from $4.375 to $7.875 per share, expiring on dates from January 12, 2002 to April 11, 2007, were outstanding. These options were held by 29 executive officers and employees. A maximum of 500,000 shares of the Company's Common Stock may be issued under the Option Plan.

---------------------

(*)    The report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under either the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (together, the "Acts"), except to the extent that the Company specifically incorporates such report by reference; and further, such report shall not otherwise be deemed filed under the Acts.

    The stock options provide value to the recipients only when the market price of the Company's Common Stock increases above the option grant price and only as the shares vest and become exercisable. While option grants under the Option Plan are made by the Option Committee, the Compensation Committee considers these grants in making its cash compensation decisions.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

    The Chief Executive Officer's compensation is set using the Compensation Committee's general philosophy as described above. In Fiscal 1997, Wayne A. Case received a base salary of $138,652 and a performance bonus of $80,000. He received no stock option grants in Fiscal 1997.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

    The Compensation Committee has considered the impact of Section 162(m) of the Internal Revenue Code adopted under the Omnibus Budget Reconciliation Act of 1993, which section disallows a deduction for any publicly held corporation for individual compensation exceeding $1 million in any taxable year for the CEO and the four other most highly compensated executive officers, unless such compensation meets certain exceptions to the general rule. Compensation paid by the Company to each of its executive officers in 1996 was well below $1 million, and therefore Section 162(m) did not affect the tax deductions available to the Company. The Committee will continue to monitor the applicability of the section to the Company's compensation programs and will determine at a later date what actions, if any, the Company should take to qualify for available tax deductions.

                                       COMPENSATION COMMITTEE

                                       Maynard E. Brown
                                       Wayne A. Case
                                       Trevor Nelson

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    Since its formation in August 1996, the Compensation Committee has consisted of Maynard E. Brown, Wayne A. Case and Trevor Nelson. Mr. Case is President and Chief Executive Officer of the Company. Prior to August 1996, the Board of Directors did not have a Compensation Committee; consequently, all directors, including Mr. Case, participated in deliberations concerning executive officer compensation. No member of the Compensation Committee or executive officer of the Company has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity.

                                PRINCIPAL SHAREHOLDERS

    The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of July 15, 1997 by (i) each person who is known to the Company to own beneficially more than 5% of the Company's outstanding Common Stock, (ii) each of the Company's directors, (iii) the Named Executive and (iv) all current directors and executive officers as a group.

                                         Shares Beneficially Owned(1)
                                         ----------------------------
Directors, Named Executive
and 5% Shareholders                       Number         Percent
------------------------------------     ------------   ----------
Wayne A. Case(2)                        2,203,000(3)       29.9%
 David W. Case(2)                         402,100(4)        5.5%
Maynard E. Brown                               --             --
David L. Dotlich                           14,500              *
David M. Hudson                            77,500(5)        1.1%
Trevor Nelson                                  --             --
Dennis T. Pixton                               --             --
John A. Rupp                              227,200           3.2%
All directors and executive officers
 as a group (ten persons)               2,935,600(6)       38.8%

--------------------

*   Less than 1%.
(1) A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date hereof upon the exercise of options. Each beneficial owner's percentage ownership is determined by assuming that options that are held by such person (but not those held by any other person) and that are exercisable within 60 days from the date hereof have been exercised. Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

(2) The address of the shareholder is care of Schmitt Industries, Inc., 2765 N.W. Nicolai Street, Portland, Oregon 97210.

(3) Includes 1,659,783 shares held as trustee of the Wayne A. Case Family Trust with respect to which Mr. Case has sole voting and investment power and 1,000 shares held by Linda M. Case, Mr. Case's wife, as trustee for the Linda M. Case Family Trust with respect to which Mrs. Case has sole voting and investment power. Also includes 293,250 shares subject to options that are currently exercisable.

(4) Includes 192,500 shares subject to options that are currently exercisable.

(5) Consists of shares held by a partnership, the general partner of which is Coldstream Capital Management, Inc. of which Mr. Hudson is president and a shareholder.

(6) Includes 487,250 shares subject to options that are currently exercisable.

                                 CERTAIN TRANSACTIONS

    Maynard E. Brown, a director of the Company, is a principal in the Vancouver, British Columbia law firm of Brown McCue, which the Company retained in Fiscal 1997 as Canadian counsel and intends to retain as such in the future.

                                  PERFORMANCE GRAPH

    The following graph compares the yearly percentage change in the Company's cumulative total shareholder return on its common stock with the cumulative total return for the period from May 31, 1992 through May 31, 1997 of (i) the Total Return Index of Nasdaq Stock Market--U.S. and (ii) the Pacific Stock Exchange ("PSE") Technology Index. The PSE Technology Index represents 100 listed and over-the-counter technology stocks from 15 industries. The graph assumes that on May 31, 1992, $100 was invested in the Common Stock of the Company and in each of the comparative indices. The stock price performance on the following graph is not necessarily indicative of future stock price performance.


                                           05/31/92       05/31/93       05/31/94       05/31/95       05/31/96       05/31/97
------------------------------------------------------------------------------------------------------------------------------
Schmitt Industries, Inc. . . . . . . .       $100           $199           $922           $922         $5,193         $3,446
Nasdaq -- US . . . . . . . . . . . . .       $100            121            127            151            220            256
PSE Technology Index . . . . . . . . .       $100            118            136            190            259            327


         COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

    Under the securities laws of the United States, the Company's directors, its officers and any persons holding more than 10% of the Company's Common Stock are required to report their initial ownership to the Securities and Exchange Commission ("SEC"). Specific filing deadlines of these reports have been established, and the Company is required to disclose in this Proxy Statement any failure to file by these dates during the fiscal year ended May 31, 1997. To the best of the Company's knowledge, all of these filing requirements have been satisfied. In making this statement, the Company has relied solely on written representations of its directors, officers and 10% holders and copies of the reports that they filed with the SEC.



                                      PROPOSAL 3



                 RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

    The Board of Directors has appointed Price Waterhouse LLP, independent auditors, to audit the consolidated financial statements of the Company for the fiscal year ending May 31, 1998, and recommends that shareholders vote for ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection. Representatives of Price Waterhouse LLP are expected to be present at the meeting, with the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THIS PROPOSAL.


                                    OTHER MATTERS

    The Company knows of no other matters to be submitted at the Meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the Board of Directors may recommend.


                                ADDITIONAL INFORMATION

    A copy of the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended May 31, 1997 is available without charge upon written request to: Corporate Secretary, Schmitt Industries, Inc., 2765 N.W. Nicolai Street, Portland, Oregon 97210.

                                  By Order of the Board of Directors

                                  Wayne A. Case
                                  PRESIDENT AND CHIEF EXECUTIVE OFFICER

Portland, Oregon
August 29, 1997

                                      EXHIBIT A

                           PROPOSED AMENDMENTS TO RESTATED
                              ARTICLES OF INCORPORATION


PROPOSAL 1(a):

                                      "ARTICLE V

                                      DIRECTORS

    5.1 NUMBER. The Corporation shall have at least one director, the actual number to be determined as set forth in the Bylaws.

    5.2 STAGGERED TERMS. The Board of Directors shall be divided into three classes if the number of directors is four or more, with said classes to be as equal in number as may be possible. Any director or directors in excess of the number divisible by three shall be first assigned to Class 1, and any additional director shall be assigned to Class 2, as the case may be. (For example, if there are five directors, the fourth director shall be in Class 1 and the fifth director in Class 2.) At the first election of directors to such classified Board of Directors, each Class 1 Director shall be elected to serve until the next ensuing annual meeting of shareholders, each Class 2 Director shall be elected to serve until the second annual meeting of shareholders and each Class 3 Director, shall be elected to serve until the third ensuing annual meeting of shareholders. At each annual meeting of shareholders following the meeting at which the Board of Directors is initially classified, the number of directors equal to the number of directors in a class whose term expires at the time of such meeting shall be elected to serve until the third ensuing annual meeting of shareholders. Notwithstanding any of the foregoing provisions of the Article V, directors shall serve until their successors are elected and qualified or until their earlier death, resignation or removal from office, or until there is a decrease in the number of directors; provided, however, that no decrease in the number of directors shall have the effect of shortening the term of any incumbent director."

PROPOSAL 1(b):

    "5.3 REMOVAL. The directors of this Corporation may be removed only for cause, in the manner provided in the Bylaws, by the affirmative vote of the holders of not less than two-thirds of the shares entitled to elect the director or directors whose removal is being sought."

PROPOSAL 1(c):

                                     "ARTICLE II

                                    CAPITAL STOCK

    2.1 AUTHORIZED CAPITAL. The total number of shares which this Corporation is authorized to issue is 22,000,000, consisting of 20,0000,000 of Common Stock and 2,000,000 shares of Preferred Stock. The Common Stock is subject to the rights and preferences of the Preferred Stock as hereinafter set forth.

    2.2 ISSUANCE OF PREFERRED STOCK IN SERIES. The Preferred Stock may be issued from time to time in one or more series in any manner permitted by law and the provisions of these Restated Articles of Incorporation, as determined from time to time by the Board of Directors and stated in the resolution or resolutions providing for the issuance thereof. The Board of Directors shall have the authority to fix, determine and amend, subject to the provisions hereof, the designations, preferences, limitations and relative rights of the shares of any series that is wholly unissued or is to be established. Unless otherwise specifically provided in the resolution establishing any series, the Board of Directors shall further have the authority, after the issuance of shares of a series whose number it has designated, to amend the resolution establishing such series to decrease the number of shares of that series, but not below the number of shares of such series then outstanding. In the event that there are no issued or outstanding shares of a series of Preferred Stock which this Corporation has been authorized to issue, unless otherwise specifically provided in the resolution establishing such series, the Board of Directors, without any further action on the part of the holders of the outstanding shares of any class or series of stock of this corporation, may amend these Restated Articles of Incorporation to delete all reference to such series.

    2.3 DIVIDENDS. The holders of shares of Preferred Stock shall be entitled to receive dividends, out of the funds of this Corporation legally available therefor, at the rate and at the time or times, whether cumulative or noncumulative, as may be provided by the Board of Directors in designating a particular series of Preferred Stock. If such dividends on the Preferred Stock shall be cumulative, then if dividends shall not have been paid, the deficiency shall be fully paid or the dividends declared and set apart for payment at such rate, but without interest on cumulative dividends, before any dividends on the Common Stock shall be paid or declared and set apart for payment. The holders of Preferred Stock shall not be entitled to receive any dividends thereon other than the dividends referred to in this section.

    2.4 REDEMPTION The Preferred Stock may be redeemable at such price, in such amount, and at such time or times as may be provided by the Board of Directors in designating a particular series of Preferred Stock. In any event, such Preferred Stock may be repurchased by this Corporation to the extent legally permissible.

    2.5 LIQUIDATION. In the event of any liquidation, dissolution or winding up of the affairs of this Corporation, whether voluntary or involuntary, then, before any distribution shall be made to the holders of Common Stock, the holders of Preferred Stock at the time outstanding shall be entitled to be paid the preferential amount or amounts per share as may be provided by the Board of Directors in designating a particular series of Preferred Stock and dividends accrued thereon to the date of such payment. The holders of Preferred Stock shall not be entitled to receive any distributive amount upon the liquidation, dissolution or winding up of the affairs of this Corporation other than the distributive amounts referred to in this section, unless otherwise provided by the Board of Directors in designating a particular series of Preferred Stock.

    2.6 CONVERSION. Shares of Preferred Stock may be convertible into Common Stock of this Corporation upon such terms and conditions, at such rate and subject to such adjustments as may be provided by the Board of Directors in designating a particular series of Preferred Stock.

    2.7 VOTING RIGHTS. Holders of Preferred Stock shall have such voting rights as may be provided by the Board of Directors in designating a particular series of Preferred Stock."


PROPOSAL 1(d):

                                    "ARTICLE VIII

                                        BYLAWS

    The Board of Directors shall have the power to adopt, amend or repeal the Bylaws of this Corporation subject to approval by a majority of the Continuing Directors (as defined in Article XII hereof); provided, however, that the Board of Directors may not repeal or amend any bylaw that the shareholders expressly have provided may not be amended or repealed by the Board of Directors. The shareholders shall also have the power to adopt, amend or repeal the Bylaws of this Corporation by the affirmative vote of the holders of not less than two-thirds of the outstanding shares entitled to vote thereon and, to the extent, if any, provided by resolution adopted by the Board of Directors authorizing the issuance of a class or series of Preferred Stock, by the affirmative vote of the holders of not less than two-thirds of the outstanding shares of Common Stock and/or such class or series of Preferred Stock, voting as separate voting groups."

                                    "ARTICLE XI

                   AMENDMENTS TO RESTATED ARTICLES OF INCORPORATION

    This Corporation reserves, and the rights of the shareholders of this Corporation are granted subject to, the right to amend or repeal any of the provisions contained in these Restated Articles of Incorporation as follows:

    11.1 SUPERMAJORITY VOTING. Except as provided in Section 11.2 of this Article, the Restated Articles of Incorporation may be amended or repealed only upon the affirmative vote of the holders of at least two-thirds of the outstanding shares entitled to vote thereon and, to the extent, if any, provided by resolution adopted by the Board of Directors authorizing the issuance of a class or series of Preferred Stock, by the affirmative vote of the holders of at least two-thirds of the outstanding shares of Common Stock and/or of such class or series of Preferred Stock, voting as separate voting groups.

    11.2 MAJORITY VOTING. Notwithstanding the provisions of Section 11.1 of this Article, if an amendment or repeal of a Section or Article of the Restated Articles of Incorporation is approved by a majority of the Continuing Directors as defined in Section 12.1 hereof), voting separately and as a subclass of directors, such amendment or repeal shall require the affirmative vote of the holders of at least a majority of the outstanding shares entitled to vote thereon and, to the extent, if any, provided by resolution adopted by the Board of Directors authorizing the issuance of a class or series of Preferred Stock, by the affirmative vote of the holders of at least a majority of the Common Stock and/or of such class or series of Preferred Stock, voting as separate voting groups."

PROPOSAL 1(e):

                                     "ARTICLE XII

                             SPECIAL VOTING REQUIREMENTS

    In addition to any affirmative vote required by law, by these Restated Articles of Incorporation or otherwise, any "Business Combination" (as hereinafter defined) involving this Corporation shall be subject to approval in the manner set forth in this Article.

    12.1 DEFINITIONS.   For the purpose of this Article:

         (a)"Business Combination" means (i) a merger, share exchange or consolidation of this Corporation or any of its Subsidiaries with any other corporation; (ii) the sale, lease, exchange, mortgage, pledge, transfer or other disposition or encumbrance, whether in one transaction or a series of transactions, by this Corporation or any of its Subsidiaries of all or a substantial part of this Corporation's assets otherwise than in the usual and regular course of business; or (iii) any agreement, contract or other arrangement providing for any of the foregoing transactions.

         (b)  "Continuing Director" means any member of the Board of Directors
(i) who was a member of the Board of Directors on September 26, 1997, or (ii) who is elected to the Board of Directors after September 26, 1997, after being nominated by a majority of the Continuing Directors voting separately and as a subclass of directors on such nomination.

         (c) "Subsidiary" means a domestic or foreign corporation, a majority of the outstanding voting shares of which are owned, directly or indirectly, by this Corporation.

    12.2 VOTE REQUIRED FOR BUSINESS COMBINATIONS.

         (a) Except as provided in subsection 12.2(b) hereof, the affirmative vote of the holders of not less than two-thirds of the outstanding shares entitled to vote thereon and, to the extent, if any, provided by resolution adopted by the Board of Directors authorizing the issuance of a class or series of Preferred Stock, the affirmative vote of the holders of not less than two-thirds of the outstanding shares of Common Stock and/or of such class or series of Preferred Stock, voting as separate voting groups, shall be required for the adoption or authorization of a Business Combination.

         (b) Notwithstanding subsection 12.2(a) hereof, if a Business Combination shall have been approved by a majority of the Continuing Directors, voting separately and as a subclass of directors, such Business Combination, if required to be approved by this Corporation's shareholders by the Oregon Business Corporation Act or these Restated Articles of Incorporation, shall be approved only with the affirmative vote of the holders of not less than a majority of the outstanding shares entitled to vote thereon and, to the extent, if any, provided by resolution adopted by the Board of Directors authorizing the issuance of a class or series of Preferred Stock, the affirmative vote of the holders of not less than a majority of the outstanding shares of Common Stock and/or such class or series of Preferred Stock, voting as separate voting groups."

                                      EXHIBIT B

                               SCHMITT INDUSTRIES, INC.

                          RESTATED ARTICLES OF INCORPORATION


                                      ARTICLE I

                                         NAME

    The name of this Corporation is Schmitt Industries, Inc.

                                      ARTICLE II

                                    CAPITAL STOCK

    The total number of shares which this Corporation is authorized to issue is 20,000,000 shares of Common Stock.

                                     ARTICLE III

                                 NO PREEMPTIVE RIGHTS

    Except as may otherwise be provided by the Board of Directors, no holder of any shares of this Corporation shall have any preemptive right to purchase, subscribe for or otherwise acquire any securities of this Corporation of any class or kind now or hereafter authorized.

                                      ARTICLE IV

                                 NO CUMULATIVE VOTING

    There shall be no cumulative voting of shares in this Corporation.

                                      ARTICLE V

                                      DIRECTORS

    A. NUMBER. The Corporation shall have the number of directors as determined in accordance with the Bylaws.

    B. TERMS.   Directors shall be elected annually at each annual meeting of shareholders. Notwithstanding the foregoing, directors shall serve until their successors are elected and qualified

Page 1 - RESTATED ARTICLES OF INCORPORATION or until their earlier death, resignation or removal from office, or until there is a decrease in the number of directors.

    C. REMOVAL. The directors of this Corporation may be removed at any time with or without cause, in the manner provided in the Bylaws, by the affirmative vote of the holders of a majority of the shares entitled to vote at a meeting at which a quorum is present.

    D. VACANCIES. Vacancies on the Board of Directors, including vacancies caused by an increase in the number of Directors, shall be filled by a majority vote of the remaining directors only, unless there are no directors remaining, in which case the vacancies shall be filled by the shareholders, and except as set forth in the Bylaws.

                                      ARTICLE VI

                           LIMITATION ON DIRECTOR LIABILITY

    To the fullest extent permitted by the Oregon Business Corporation Act, as it exists on the date hereof or may hereafter be amended, a director of this Corporation shall not be liable to the Corporation or its shareholders for monetary damages for his or her conduct as a director. Any amendment to or repeal of this Article shall not adversely affect any right or protection of a director of this Corporation with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

                                     ARTICLE VII

                             INDEMNIFICATION OF DIRECTORS

    To the fullest extent permitted by the Oregon Business Corporation Act and the Bylaws of this Corporation, this Corporation is authorized to indemnify any of its officers and directors. The Board of Directors shall be entitled to determine the terms of indemnification, including advance of expenses, and to give effect thereto through the adoption of Bylaws, approval of agreements, or by any other manner approved by the Board of Directors. Any amendment to or repeal of this Article shall not adversely affect any right of an individual with respect to any right to indemnification arising prior to such amendment or repeal.

                                     ARTICLE VIII

                                        BYLAWS

    The Board of Directors shall have the power to adopt, amend or repeal the Bylaws of this Corporation; provided, however, that the Board of Directors may not repeal or amend any bylaw that the shareholders expressly have provided may not be amended or repealed by the Board of Directors. The shareholders shall also have the power to adopt, amend or repeal the Bylaws of

Page 2 - RESTATED ARTICLES OF INCORPORATION this Corporation by the affirmative vote of the holders of a majority of the outstanding shares entitled to vote thereon.

                                      ARTICLE IX

                           SPECIAL MEETINGS OF SHAREHOLDERS

    The President or the Board of Directors may call special meetings of the shareholders for any purpose. Further, a special meeting of the shareholders shall be held if the holders of not less than 25% of all the votes entitled to be cast on any issue proposed to be considered at such special meeting have dated, signed and delivered to the Secretary of this Corporation one or more written demands for such meeting, describing the purpose or purposes for which it is to be held.

                                      ARTICLE X

                                  QUORUM REQUIREMENT

    The presence in person or by proxy of the holders of one-third (1/3) of the votes entitled to be cast on a matter at a general or special meeting shall constitute a quorum of shareholders on that matter.

Page 3 - RESTATED ARTICLES OF INCORPORATION

                               SCHMITT INDUSTRIES, INC.
                               2765 N.W. NICOLAI STREET
                               PORTLAND, OREGON  97210
             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
            FOR THE ANNUAL MEETING OF THE SHAREHOLDERS, SEPTEMBER 26, 1997


The undersigned hereby appoints Wayne A. Case and Annie Windsor, or each of them, as proxies, each with power of substitution, to vote for and on behalf of the undersigned at the Annual Meeting of the Shareholders of the Company to be held on September 26, 1997, and at any adjournment thereof, upon matters properly coming before the Meeting, as set forth in the related Notice of Annual Meeting and Proxy Statement, both of which have been received by the undersigned. Without otherwise limiting the general authorization given hereby, said proxies are instructed to vote as follows:


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" (i) THE PROPOSED AMENDMENTS IN PROPOSALS 1(a)-(e), (ii) THE NOMINEES IN PROPOSALS 2(a) AND (b), AND (iii) RATIFICATION OF PRICE WATERHOUSE LLP IN PROPOSAL 3.

1. To approve proposed amendments to the Restated Articles of Incorporation of the Company to provide for:

    (a)     Staggered terms for directors

                   FOR / /         AGAINST / /         ABSTAIN / /

    (b)     Removal of directors only for cause

                   FOR / /         AGAINST / /         ABSTAIN / /

    (c)     The creation of a class of Preferred Stock

                   FOR / /         AGAINST / /         ABSTAIN / /

    (d)     Special requirements for amending the Company's Bylaws and Articles

                   FOR / /         AGAINST / /         ABSTAIN / /

    (e) Special voting requirements for approval of certain business combinations

                   FOR / /         AGAINST / /         ABSTAIN / /


2   (a)  IF PROPOSAL 1(a) IS APPROVED, election of the following nominees for directors in the Classes indicated:

         CLASS 1: DAVID L. DOTLICH, DAVID M. HUDSON, DENNIS T. PIXTON CLASS 2: TREVOR NELSON, JOHN A. RUPP
         CLASS 3:  MAYNARD E. BROWN, WAYNE A. CASE

    / / FOR all nominees listed above    / / WITHHOLD AUTHORITY to vote for all
                                             nominees listed above

INSTRUCTION:  To withhold authority to vote for any individual nominee listed above, write that nominee's name in the space provided below.
              -----------------------------------------------------------------

    (b) IF PROPOSAL 1(a) IS NOT APPROVED, election of the following nominees for Directors for one-year terms:
         Maynard E. Brown, Wayne A. Case, David L. Dotlich, David M. Hudson, Trevor Nelson, Dennis T. Pixton, John A. Rupp.


    / / FOR all nominees listed above    / / WITHHOLD AUTHORITY to vote for all
                                             nominees listed above

INSTRUCTION:  To withhold authority to vote for any individual nominee listed above, write that nominee's name in the space provided below.
              -----------------------------------------------------------------

3. Ratification of the selection of Price Waterhouse LLP as the independent auditors of the Company for the fiscal year ending May 31, 1998.

                   FOR / /         AGAINST / /         ABSTAIN / /

    In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

    This proxy when properly executed will be voted in the manner directed herein by the undersigned holder. If no direction is made, this proxy will be voted "FOR" Proposals 1(a)-(e), 2(a) and (b) and 3.

    Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                       --------------------------------------
                                       Signature

                                       --------------------------------------
                                       Signature if held jointly
                                       Dated: _________________________, 1997

                                       PLEASE MARK, SIGN, DATE AND RETURN THE
                                       PROXY CARD PROMPTLY USING THE ENCLOSED
                                       ENVELOPE